Exhibit 99.2


                              Conference Call Audio


   The audio of Eagle Broadband's August 31, 2004, conference call will be available for a period of 12 months on the Investor Relations page of the Eagle Broadband, Inc., corporate web site at http://www.eaglebroadband.com/investor/investor.htm .